Exhibit 99.2 SVB Financial Group to acquire Boston Private Financial Holdings, Inc. Accelerating SVB’s growth in private banking and wealth management Investor Presentation January 4, 2021Exhibit 99.2 SVB Financial Group to acquire Boston Private Financial Holdings, Inc. Accelerating SVB’s growth in private banking and wealth management Investor Presentation January 4, 2021

C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Important information regarding forward-looking statements and use of non-GAAP financial measures SVB and Boston Private’s financial results for 2020 reflected in this presentation are unaudited. This document should be read in conjunction with SVB and Boston Private’s SEC filings. Forward-Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including but not limited to SVB’s and/or Boston Private’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. In addition to factors previously disclosed in SVB’s and Boston Private’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals (and the timing of such approvals) and meet other closing conditions to the merger, including approval by Boston Private shareholders on the expected terms and schedule; delay in clos ing the merger; the outcome of any legal proceedings that may be instituted against SVB or Boston Private; the occurrence of any event, change or other circumstance that could give rise to the right of one or both parties to terminate the merger agreement providing for the merger; difficulties and delays in integrating the Boston Private business or fully realizing cost savings and other benefits; business disruption fol lowing the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; the inability to retain existing Boston Private clients; the inability to retain Boston Private employees; c hanges in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the impact, extent and timing of technological changes, capital management activities, and monetary actions of the Federal Reserve Board and legislative and regulatory actions and reforms; and the impact of the global COVID-19 pandemic on SVB’s and/or Boston Private’s businesses, the ability to complete the proposed merger and/or any of the other foregoing risks. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Important Additional Information and Where to Find It In connection with the proposed merger, SVB will file with the SEC a Registration Statement on Form S -4 that will include a Proxy Statement of Boston Private and a Prospectus of SVB, as well as other relevant documents concerning the proposed transaction. The proposed merger involving Boston Private and SVB will be submitted to Boston Private’s shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS ANDSHAREHOLDERS OF BOSTON PRIVATE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about SVB and Boston Private, may be obtained at the SEC’s Internet site (http://www.sec.gov). Copies of documents filed with the SEC by SVB will be made available free of charge on SVB’s website at http://ir.svb.com or by contacting SVB’s Investor Relations department at 408.654.7400; 3005 Tasman Drive, Santa Clara, CA 95054; or ir@svb.com. Copies of documents filed with the SEC by Boston Private will be made available free of charge on Boston Private’s website at http://ir.bostonprivate.com or by contacting Boston Private’s Investor Relations department at 617.912.4386; 10 Post Office Square, Boston, MA 02109; or abromley@bostonprivate.com. Participants in the Solicitation SVB, Boston Private and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Boston Private in connection with the proposed merger. Information about the directors and executive officers of SVB is set forth in the proxy statement for SVB’s 2020 Annu al Meeting of Stockholders, which was filed with the SEC on March 9, 2020, and other documents filed by SVB with the SEC. Information about the directors and executive officers of Boston Private is set forth in the proxy statement for Boston Private’s 2020 Annual Meeting of Shareholders, which was filed with the SEC on March 16, 2020, and other documents filed by Boston Private with the SEC. Additional information regarding the interests of t hose participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of th is document may be obtained as described in the preceding paragraph. Use of Non-GAAP Financial Measures To supplement financial disclosures that are presented in accordance with GAAP, this presentation utilizes certain non -GAAP measures of financial performance including Boston Private’s tangible common equity and Boston Private’s tangible book value per share. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in Boston Private’s industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non -GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement. Boston Private’s management believes that the non-GAAP financial measures used in this presentation, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Boston Private’s performance by providing additional information that is not otherwise required by GAAP or other applicable requirements that is helpful for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with Boston Private’s peers across the financial sector. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, other financial measures prepared in accordance with GAAP. Please see the reconciliation tables beginning on page 16 of Boston Private’s latest earnings release filed as an exhibit to Boston Private’s Form 8-K on October 21, 2020 for reconciliations of the most comparable GAAP financial measures to the non-GAAP financial measures used in this presentation. Acquisition of Boston Private 2C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Important information regarding forward-looking statements and use of non-GAAP financial measures SVB and Boston Private’s financial results for 2020 reflected in this presentation are unaudited. This document should be read in conjunction with SVB and Boston Private’s SEC filings. Forward-Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including but not limited to SVB’s and/or Boston Private’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. In addition to factors previously disclosed in SVB’s and Boston Private’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals (and the timing of such approvals) and meet other closing conditions to the merger, including approval by Boston Private shareholders on the expected terms and schedule; delay in clos ing the merger; the outcome of any legal proceedings that may be instituted against SVB or Boston Private; the occurrence of any event, change or other circumstance that could give rise to the right of one or both parties to terminate the merger agreement providing for the merger; difficulties and delays in integrating the Boston Private business or fully realizing cost savings and other benefits; business disruption fol lowing the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; the inability to retain existing Boston Private clients; the inability to retain Boston Private employees; c hanges in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the impact, extent and timing of technological changes, capital management activities, and monetary actions of the Federal Reserve Board and legislative and regulatory actions and reforms; and the impact of the global COVID-19 pandemic on SVB’s and/or Boston Private’s businesses, the ability to complete the proposed merger and/or any of the other foregoing risks. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Important Additional Information and Where to Find It In connection with the proposed merger, SVB will file with the SEC a Registration Statement on Form S -4 that will include a Proxy Statement of Boston Private and a Prospectus of SVB, as well as other relevant documents concerning the proposed transaction. The proposed merger involving Boston Private and SVB will be submitted to Boston Private’s shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS ANDSHAREHOLDERS OF BOSTON PRIVATE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about SVB and Boston Private, may be obtained at the SEC’s Internet site (http://www.sec.gov). Copies of documents filed with the SEC by SVB will be made available free of charge on SVB’s website at http://ir.svb.com or by contacting SVB’s Investor Relations department at 408.654.7400; 3005 Tasman Drive, Santa Clara, CA 95054; or ir@svb.com. Copies of documents filed with the SEC by Boston Private will be made available free of charge on Boston Private’s website at http://ir.bostonprivate.com or by contacting Boston Private’s Investor Relations department at 617.912.4386; 10 Post Office Square, Boston, MA 02109; or abromley@bostonprivate.com. Participants in the Solicitation SVB, Boston Private and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Boston Private in connection with the proposed merger. Information about the directors and executive officers of SVB is set forth in the proxy statement for SVB’s 2020 Annu al Meeting of Stockholders, which was filed with the SEC on March 9, 2020, and other documents filed by SVB with the SEC. Information about the directors and executive officers of Boston Private is set forth in the proxy statement for Boston Private’s 2020 Annual Meeting of Shareholders, which was filed with the SEC on March 16, 2020, and other documents filed by Boston Private with the SEC. Additional information regarding the interests of t hose participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of th is document may be obtained as described in the preceding paragraph. Use of Non-GAAP Financial Measures To supplement financial disclosures that are presented in accordance with GAAP, this presentation utilizes certain non -GAAP measures of financial performance including Boston Private’s tangible common equity and Boston Private’s tangible book value per share. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in Boston Private’s industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non -GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement. Boston Private’s management believes that the non-GAAP financial measures used in this presentation, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Boston Private’s performance by providing additional information that is not otherwise required by GAAP or other applicable requirements that is helpful for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with Boston Private’s peers across the financial sector. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, other financial measures prepared in accordance with GAAP. Please see the reconciliation tables beginning on page 16 of Boston Private’s latest earnings release filed as an exhibit to Boston Private’s Form 8-K on October 21, 2020 for reconciliations of the most comparable GAAP financial measures to the non-GAAP financial measures used in this presentation. Acquisition of Boston Private 2

C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Boston Private accelerates SVB’s growth in private banking and wealth management 1 • Accelerates growth of SVB’s private banking and wealth management business to $17.7B combined AUM • Immediately expands our capabilities and capacity to serve our growing client base Strategically compelling • Advances our private banking and wealth management expertise, products and technology 2 • Enables deeper client relationships and helps capture ~$400B opportunity among our current clients 3 • Excellent reputation with client-centric culture and holistic, relationship-based service model (industry-leading NPS ) Boston Private: • Deep private banking and wealth management expertise and full product suite, including key commercial banking solutions Premier private • Advanced digital banking and wealth management technology platform bank and wealth • Strong, experienced leadership team with success attracting senior talent manager • Presence in key innovation centers across the U.S. • Combined platform provides the team, capabilities, technology and scale to meet the personal needs of all clients Differentiated • Joint leadership team will leverage complementary talent and offerings, SVB’s central position in the innovation economy and combined platform large balance sheet and Boston Private’s technology and broad product set to accelerate • Exclusive access to relationships, insights and investment opportunities in the innovation economy growth • Robust digital client experience and streamlined onboarding 4 • $10.94 in value per Boston Private share; aggregate consideration of ~$900M (~4% of SVB’s market cap) • Immediately accretive to TBV per share at close Financially attractive • Low single digit earnings per share accretion • Diversifies revenues and enhances profitability 1. Based on SVB Private Bank’s AUM and Boston Private’s AUM as of September 30, 2020. 2. See slide 5 for more information. 3. Net promoter score. Acquisition of Boston Private 3 4. Based on SVB closing stock price of $387.83 as of December 31, 2020 and fixed 0.0228x exchange ratio. See slide 9 for more information.C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Boston Private accelerates SVB’s growth in private banking and wealth management 1 • Accelerates growth of SVB’s private banking and wealth management business to $17.7B combined AUM • Immediately expands our capabilities and capacity to serve our growing client base Strategically compelling • Advances our private banking and wealth management expertise, products and technology 2 • Enables deeper client relationships and helps capture ~$400B opportunity among our current clients 3 • Excellent reputation with client-centric culture and holistic, relationship-based service model (industry-leading NPS ) Boston Private: • Deep private banking and wealth management expertise and full product suite, including key commercial banking solutions Premier private • Advanced digital banking and wealth management technology platform bank and wealth • Strong, experienced leadership team with success attracting senior talent manager • Presence in key innovation centers across the U.S. • Combined platform provides the team, capabilities, technology and scale to meet the personal needs of all clients Differentiated • Joint leadership team will leverage complementary talent and offerings, SVB’s central position in the innovation economy and combined platform large balance sheet and Boston Private’s technology and broad product set to accelerate • Exclusive access to relationships, insights and investment opportunities in the innovation economy growth • Robust digital client experience and streamlined onboarding 4 • $10.94 in value per Boston Private share; aggregate consideration of ~$900M (~4% of SVB’s market cap) • Immediately accretive to TBV per share at close Financially attractive • Low single digit earnings per share accretion • Diversifies revenues and enhances profitability 1. Based on SVB Private Bank’s AUM and Boston Private’s AUM as of September 30, 2020. 2. See slide 5 for more information. 3. Net promoter score. Acquisition of Boston Private 3 4. Based on SVB closing stock price of $387.83 as of December 31, 2020 and fixed 0.0228x exchange ratio. See slide 9 for more information.

C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Further strengthens our position at the center of the innovation economy Acquisition of Boston Private accelerates growth of private banking and wealth management business, strengthening our ability to deepen client relationships Silicon Valley Bank SVB Private Bank Global commercial banking Private banking and wealth management Clients Connecting the SVB Leerink SVB Capital innovation ecosystem Investment banking Private venture for healthcare and life investing expertise, PRIVATE EQUITY ENTREPRENEURS science companies oversight and VENTURE MANAGEMENT Our strategic vision: management CAPITAL TEAMS To be the most sought-after CORPORATE R&D financial partner helping innovators, VENTURING UNIVERSITIES enterprises, and investors move ANGEL GOVERNMENT INVESTORS SERVICE bold ideas forward, fast PROVIDERS CAPITAL MARKETS Acquisition of Boston Private 4C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Further strengthens our position at the center of the innovation economy Acquisition of Boston Private accelerates growth of private banking and wealth management business, strengthening our ability to deepen client relationships Silicon Valley Bank SVB Private Bank Global commercial banking Private banking and wealth management Clients Connecting the SVB Leerink SVB Capital innovation ecosystem Investment banking Private venture for healthcare and life investing expertise, PRIVATE EQUITY ENTREPRENEURS science companies oversight and VENTURE MANAGEMENT Our strategic vision: management CAPITAL TEAMS To be the most sought-after CORPORATE R&D financial partner helping innovators, VENTURING UNIVERSITIES enterprises, and investors move ANGEL GOVERNMENT INVESTORS SERVICE bold ideas forward, fast PROVIDERS CAPITAL MARKETS Acquisition of Boston Private 4

C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Enhances our ability to serve the large, fast growing opportunity among SVB’s current clients ESTIMATED POTENTIAL “TOTAL CLIENT POSITION” THROUGH 1 ~$400B SVB’s CURRENT COMMERCIAL CLIENTS (~$250B wealth + ~$150B lending & deposits) WEALTH EXPECTED FASTER THAN 2 TO GROW THE BROADER INDUSTRY 2X ESTIMATED POTENTIAL ~$1.5T “TOTAL CLIENT POSITION” OF 3 (~$630B wealth + ~$870B lending & deposits) THE INNOVATION ECONOMY Our clients represent: of Forbes 2020 4 of Forbes 2020 Midas list of U.S. 2020 VC-backed IPOs 76% 67% 82% Next Billion Dollar Startups 1. Estimated potential “total client position” (TCP) through SVB’s current commercial clients based on SVB management analysis (2020). TCP includes potential wealth management assets, lending and deposits. 2. McKinsey Wealth and Asset Management Practice (2020). Estimated growth rate of SVB current clients’ potential wealth management assets is ~14% vs. ~7% for U.S. wealth management industry. 3. Estimated potential TCP of entrepreneurs, innovation executives and investors in the U.S. based on SVB management Acquisition of Boston Private 5 analysis (2018). 4. As of September 30, 2020. Based on PitchBook data.C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Enhances our ability to serve the large, fast growing opportunity among SVB’s current clients ESTIMATED POTENTIAL “TOTAL CLIENT POSITION” THROUGH 1 ~$400B SVB’s CURRENT COMMERCIAL CLIENTS (~$250B wealth + ~$150B lending & deposits) WEALTH EXPECTED FASTER THAN 2 TO GROW THE BROADER INDUSTRY 2X ESTIMATED POTENTIAL ~$1.5T “TOTAL CLIENT POSITION” OF 3 (~$630B wealth + ~$870B lending & deposits) THE INNOVATION ECONOMY Our clients represent: of Forbes 2020 4 of Forbes 2020 Midas list of U.S. 2020 VC-backed IPOs 76% 67% 82% Next Billion Dollar Startups 1. Estimated potential “total client position” (TCP) through SVB’s current commercial clients based on SVB management analysis (2020). TCP includes potential wealth management assets, lending and deposits. 2. McKinsey Wealth and Asset Management Practice (2020). Estimated growth rate of SVB current clients’ potential wealth management assets is ~14% vs. ~7% for U.S. wealth management industry. 3. Estimated potential TCP of entrepreneurs, innovation executives and investors in the U.S. based on SVB management Acquisition of Boston Private 5 analysis (2018). 4. As of September 30, 2020. Based on PitchBook data.

C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Boston Private: Premier private bank and wealth manager Excellent Known for delivering highly responsive 2 1 service – NPS ~2X the industry average Franchise highlights (as of 9/30/20) reputation Key markets Advisory model designed around client Holistic, relationship- outcomes, dynamic planning, and Boston (HQ) based service personalized relationships SF Bay Area Los Angeles Deep private banking and wealth Comprehensive New York management expertise and full platform Florida product suite Enhanced digital client experience and Advanced Assets $ 9.4B improved efficiencies technology Destination for industry talent led by Loans $ 7.2B seasoned team of executives (24 Deep talent experienced advisors hired since 2019) Deposits $ 7.8B Presence in innovation centers across Key markets the U.S. 3 Tangible common equity $ 780M Strong Similar values, client-centric focus and Assets under management $ 16.3B team-based approach culture 1. Based on 2020 Boston Private Client Experience Survey and 2020 NICE Satmetrix average NPS for the banking industry. 2. Boston Private Filings and S&P Global Market Intelligence. Acquisition of Boston Private 6 3. Non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” for further information.C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Boston Private: Premier private bank and wealth manager Excellent Known for delivering highly responsive 2 1 service – NPS ~2X the industry average Franchise highlights (as of 9/30/20) reputation Key markets Advisory model designed around client Holistic, relationship- outcomes, dynamic planning, and Boston (HQ) based service personalized relationships SF Bay Area Los Angeles Deep private banking and wealth Comprehensive New York management expertise and full platform Florida product suite Enhanced digital client experience and Advanced Assets $ 9.4B improved efficiencies technology Destination for industry talent led by Loans $ 7.2B seasoned team of executives (24 Deep talent experienced advisors hired since 2019) Deposits $ 7.8B Presence in innovation centers across Key markets the U.S. 3 Tangible common equity $ 780M Strong Similar values, client-centric focus and Assets under management $ 16.3B team-based approach culture 1. Based on 2020 Boston Private Client Experience Survey and 2020 NICE Satmetrix average NPS for the banking industry. 2. Boston Private Filings and S&P Global Market Intelligence. Acquisition of Boston Private 6 3. Non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” for further information.

C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Combined platform well-positioned to capture compelling market opportunity + SVB’s leadership position in the innovation economy and Combined à Premier private banking and wealth platform …large balance sheet + Boston Private’s broad product set and advancedtechnology with deep wealth management and Trusted advisor + Complementary talent and offerings innovation economy expertise Combined Advisory solutions Comprehensive to prepare for liquidity and life events HNW/UHNW advisory üüü planning Tax planning üü Philanthropy üü Trust services üü to events, insights and investment Exclusive access opportunities in the innovation economy* Estate planning Partial üü Investment solutions Impact investing üü to address equity compensation, Sophisticated Investments focused on the concentrated stock positions and üü solutions innovation economy* non-liquid assets Broker-dealer üü Banking solutions Next generation “Always on” digitally enabled interactions Mortgages üüü and improved efficiencies digital platform Securities-based lending üüü Private stock lending üü Specialty commercial lending üü Large balance sheet to support clients’ borrowing needs Full private banking payment üüü solutions * E.g., fund of funds, venture capital and direct investments in private innovation companies. Acquisition of Boston Private 7C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Combined platform well-positioned to capture compelling market opportunity + SVB’s leadership position in the innovation economy and Combined à Premier private banking and wealth platform …large balance sheet + Boston Private’s broad product set and advancedtechnology with deep wealth management and Trusted advisor + Complementary talent and offerings innovation economy expertise Combined Advisory solutions Comprehensive to prepare for liquidity and life events HNW/UHNW advisory üüü planning Tax planning üü Philanthropy üü Trust services üü to events, insights and investment Exclusive access opportunities in the innovation economy* Estate planning Partial üü Investment solutions Impact investing üü to address equity compensation, Sophisticated Investments focused on the concentrated stock positions and üü solutions innovation economy* non-liquid assets Broker-dealer üü Banking solutions Next generation “Always on” digitally enabled interactions Mortgages üüü and improved efficiencies digital platform Securities-based lending üüü Private stock lending üü Specialty commercial lending üü Large balance sheet to support clients’ borrowing needs Full private banking payment üüü solutions * E.g., fund of funds, venture capital and direct investments in private innovation companies. Acquisition of Boston Private 7

C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Creates immediate scale in private banking and wealth management business ASSETS UNDER MANAGEMENT LOANS REVENUE Billions, as of 9/30/20 Billions, as of 9/30/20 Millions, 12-months ending 9/30/20 $ 395.0 $ 11.6 3 $ 17.7 $ 324.2 $ 16.3 2 $ 7.2 $ 4.4 $ 70.8 1 $ 1.4 1 SVB Private Boston Private Combined SVB Private Boston Private Combined SVB Private Boston Private Combined Bank Total Loans Bank Bank Total Revenue Source: SVB and Boston Private Filings. 1. Represents AUM of SVB’s Private Bank business. 2. Represents Boston Private’s total loan portfolio. All of Boston Private’s loans will be managed by the combined private banking and wealth management business. Acquisition of Boston Private 8 3. Represents Boston Private’s total revenue. All of Boston Private’s businesses will be managed by the combined private banking and wealth management business.C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Creates immediate scale in private banking and wealth management business ASSETS UNDER MANAGEMENT LOANS REVENUE Billions, as of 9/30/20 Billions, as of 9/30/20 Millions, 12-months ending 9/30/20 $ 395.0 $ 11.6 3 $ 17.7 $ 324.2 $ 16.3 2 $ 7.2 $ 4.4 $ 70.8 1 $ 1.4 1 SVB Private Boston Private Combined SVB Private Boston Private Combined SVB Private Boston Private Combined Bank Total Loans Bank Bank Total Revenue Source: SVB and Boston Private Filings. 1. Represents AUM of SVB’s Private Bank business. 2. Represents Boston Private’s total loan portfolio. All of Boston Private’s loans will be managed by the combined private banking and wealth management business. Acquisition of Boston Private 8 3. Represents Boston Private’s total revenue. All of Boston Private’s businesses will be managed by the combined private banking and wealth management business.

C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Financially attractive transaction Detailed transaction summary 1 2 • Fixed 0.0228x exchange ratio ; ~80% of consideration 2 Consideration • Fixed cash consideration of $2.10 per share; ~20% of consideration • Boston Private shareholders will own ~3.5% of SVB 3 Transaction value • Approximately $900 million, $10.94 per Boston Private share 4 • 1.2x Price / TBV per share Key pricing ratios • 17x Price / 2021E Consensus median EPS TBV per share 4, 5 • Immediately accretive at close accretion 6 EPS accretion • Low single digit EPS accretion 5 IRR • 15+% Cost savings • Estimated 20% of Boston Private 2020E non-interest expenses, phased in 25% in 2021, 75% in 2022 and 100% thereafter Revenue synergies • Identified, but not included in financial impact Restructuring costs • ~$200 million pre-tax on growth investments and integration costs (includes estimated $65 million technology systems integration) • 2.25% credit mark, split 60% Purchase Credit Deteriorated and 40% Non-Purchase Credit Deteriorated Preliminary fair 2 7 value marks • $64 million positive pre-tax net rate mark ($14 million impact to equity) • Core deposit intangible equal to 0.25% of Boston Private’s non-time deposits, amortized using sum-of-years digits over 7 years 2 Intangible assets • Wealth management relationship intangible of $75 million, amortized using sum-of-years digits over 10 years Leadership and • Anthony DeChellis (current CEO of Boston Private) and Yvette Butler (current Head of Private Banking and Wealth Advisory at SVB) will governance lead the combined private banking and wealth management business • Boston Private shareholder approval Closing conditions • Customary regulatory approvals and conditions Estimated closing • Mid-2021 Source: Boston Private Filings, S&P Global Market Intelligence and Bloomberg. 1. Exchange ratio based on SVB 10-day volume-weighted average stock price of $367.91 as of December 31, 2020, implying $10.50 per Boston Private share. 2. As of January 4, 2021. Subject to change. 3. Based on SVB closing stock price of $387.83 as of December 31, 2020. 4. Boston Private TBV per share is a non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” for further information. 5. Includes 100% of restructuring costs at close. Acquisition of Boston Private 9 6. Excludes restructuring costs. 7. Consists of preliminary asset and liability rate marks including $31.5 million of AOCI converted into a securities rate mark.C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Financially attractive transaction Detailed transaction summary 1 2 • Fixed 0.0228x exchange ratio ; ~80% of consideration 2 Consideration • Fixed cash consideration of $2.10 per share; ~20% of consideration • Boston Private shareholders will own ~3.5% of SVB 3 Transaction value • Approximately $900 million, $10.94 per Boston Private share 4 • 1.2x Price / TBV per share Key pricing ratios • 17x Price / 2021E Consensus median EPS TBV per share 4, 5 • Immediately accretive at close accretion 6 EPS accretion • Low single digit EPS accretion 5 IRR • 15+% Cost savings • Estimated 20% of Boston Private 2020E non-interest expenses, phased in 25% in 2021, 75% in 2022 and 100% thereafter Revenue synergies • Identified, but not included in financial impact Restructuring costs • ~$200 million pre-tax on growth investments and integration costs (includes estimated $65 million technology systems integration) • 2.25% credit mark, split 60% Purchase Credit Deteriorated and 40% Non-Purchase Credit Deteriorated Preliminary fair 2 7 value marks • $64 million positive pre-tax net rate mark ($14 million impact to equity) • Core deposit intangible equal to 0.25% of Boston Private’s non-time deposits, amortized using sum-of-years digits over 7 years 2 Intangible assets • Wealth management relationship intangible of $75 million, amortized using sum-of-years digits over 10 years Leadership and • Anthony DeChellis (current CEO of Boston Private) and Yvette Butler (current Head of Private Banking and Wealth Advisory at SVB) will governance lead the combined private banking and wealth management business • Boston Private shareholder approval Closing conditions • Customary regulatory approvals and conditions Estimated closing • Mid-2021 Source: Boston Private Filings, S&P Global Market Intelligence and Bloomberg. 1. Exchange ratio based on SVB 10-day volume-weighted average stock price of $367.91 as of December 31, 2020, implying $10.50 per Boston Private share. 2. As of January 4, 2021. Subject to change. 3. Based on SVB closing stock price of $387.83 as of December 31, 2020. 4. Boston Private TBV per share is a non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” for further information. 5. Includes 100% of restructuring costs at close. Acquisition of Boston Private 9 6. Excludes restructuring costs. 7. Consists of preliminary asset and liability rate marks including $31.5 million of AOCI converted into a securities rate mark.

C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Boston Private loan portfolio Boston Private comprises 16% of combined total loans Deepens and expands SVB’s lending capabilities PPP 5% Commercial tax-exempt 6% Commercial & industrial (C&I) 8% $45.6B $7.2B Residential 38% Boston SVB COMBINED BOSTON PRIVATE Private Commercial 84% TOTAL LOANS TOTAL LOANS real estate 16% (CRE) 24% As of 9/30/20 As of 9/30/20 Construction 3% HELOC & consumer 3% Multifamily 13% 1 Extensive credit diligence Credit considerations Track record of strong credit performance DETAILED COMMERCIAL UNDERWRITING + Only 2.3% cumulative net charge-offs since 2009 vs. LOAN FILE REVIEW 7.1% for Nasdaq Regional Banking Index Improved residential and C&I deferral trends of commercial + $100M residential mortgages deferred (decreased by $120M Q2 to Q3) 75% commitments $50M C&I loans deferred (decreased by $75M Q2 to Q3) Strong pre COVID-19 LTV coverage for impacted sectors + 48% retail pre COVID-19 LTV and 51% hospitality pre COVID -19 LTV CREDIT PORTFOLIO POLICIES MANAGEMENT Hospitality and retail exposure – $600M retail and $170M hospitality loans Expiring relief programs nd CRE 2 lien program (~$1.4B) and residential and C&I deferrals (combined – $150M) scheduled to end by mid-2021; could lead to increased nonperforming loans Source: Boston Private Filings, S&P Global Market Intelligence and Bloomberg. 1. Figures as of September 30, 2020. Acquisition of Boston Private 10C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Boston Private loan portfolio Boston Private comprises 16% of combined total loans Deepens and expands SVB’s lending capabilities PPP 5% Commercial tax-exempt 6% Commercial & industrial (C&I) 8% $45.6B $7.2B Residential 38% Boston SVB COMBINED BOSTON PRIVATE Private Commercial 84% TOTAL LOANS TOTAL LOANS real estate 16% (CRE) 24% As of 9/30/20 As of 9/30/20 Construction 3% HELOC & consumer 3% Multifamily 13% 1 Extensive credit diligence Credit considerations Track record of strong credit performance DETAILED COMMERCIAL UNDERWRITING + Only 2.3% cumulative net charge-offs since 2009 vs. LOAN FILE REVIEW 7.1% for Nasdaq Regional Banking Index Improved residential and C&I deferral trends of commercial + $100M residential mortgages deferred (decreased by $120M Q2 to Q3) 75% commitments $50M C&I loans deferred (decreased by $75M Q2 to Q3) Strong pre COVID-19 LTV coverage for impacted sectors + 48% retail pre COVID-19 LTV and 51% hospitality pre COVID -19 LTV CREDIT PORTFOLIO POLICIES MANAGEMENT Hospitality and retail exposure – $600M retail and $170M hospitality loans Expiring relief programs nd CRE 2 lien program (~$1.4B) and residential and C&I deferrals (combined – $150M) scheduled to end by mid-2021; could lead to increased nonperforming loans Source: Boston Private Filings, S&P Global Market Intelligence and Bloomberg. 1. Figures as of September 30, 2020. Acquisition of Boston Private 10

C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Comprehensive integration plan STRATEGY FINANCE OPERATIONS LEGAL Supported by thorough due diligence led by SVB executive team and business units REGULATORY/ HUMAN TECHNOLOGY CREDIT COMPLIANCE RESOURCES • Estimated closing mid-2021 and strong • Joint SVB-Boston Private management team will lead full integration cultural alignment (12 to 18 months) and shared vision • Apply success from Leerink acquisition to establish strong engagement model between private banking/wealth management and commercial banking businesses • Adopt Boston Private’s digital platforms, accelerating SVB’s technology development • Leverage Boston Private’s talent and hire additional top advisors to serve SVB clients’ growing needs Acquisition of Boston Private 11C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Comprehensive integration plan STRATEGY FINANCE OPERATIONS LEGAL Supported by thorough due diligence led by SVB executive team and business units REGULATORY/ HUMAN TECHNOLOGY CREDIT COMPLIANCE RESOURCES • Estimated closing mid-2021 and strong • Joint SVB-Boston Private management team will lead full integration cultural alignment (12 to 18 months) and shared vision • Apply success from Leerink acquisition to establish strong engagement model between private banking/wealth management and commercial banking businesses • Adopt Boston Private’s digital platforms, accelerating SVB’s technology development • Leverage Boston Private’s talent and hire additional top advisors to serve SVB clients’ growing needs Acquisition of Boston Private 11

C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Beneficial to all stakeholders Clients Shareholders Employees Communities • Transaction is accretive • Strong alignment between • Corporate, social, • Expanded capabilities and to tangible book value SVB and Boston Private’s environmental and expertise to better meet per share and earnings culture and values with governance responsibility clients’ unique wealth, per share client-centric mindset and are key focus areas for liquidity and commercial team-based approach both companies banking needs • Accelerates private banking and wealth • Opportunity to deepen • Commitment to advance • Robust digital experience management growth and grow client economic inclusion and • Access to networking and relationships equity in the communities • Enhances long-term investment opportunities that both companies serve profitability and growth • Shared focus on in the innovation increasing diversity, economy equity and inclusion • Large balance sheet and scalability Acquisition of Boston Private 12C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Beneficial to all stakeholders Clients Shareholders Employees Communities • Transaction is accretive • Strong alignment between • Corporate, social, • Expanded capabilities and to tangible book value SVB and Boston Private’s environmental and expertise to better meet per share and earnings culture and values with governance responsibility clients’ unique wealth, per share client-centric mindset and are key focus areas for liquidity and commercial team-based approach both companies banking needs • Accelerates private banking and wealth • Opportunity to deepen • Commitment to advance • Robust digital experience management growth and grow client economic inclusion and • Access to networking and relationships equity in the communities • Enhances long-term investment opportunities that both companies serve profitability and growth • Shared focus on in the innovation increasing diversity, economy equity and inclusion • Large balance sheet and scalability Acquisition of Boston Private 12

C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Financially attractive transaction to capture large growth opportunity Adds immediate scale to private banking and wealth management business Enhances ability to capture~$400B opportunity among current clients Harnesses complementary capabilities to deliver unique insights and solutions Accelerates digital client experience Accretive to TBV per share and earnings Diversifies revenues and enhances profitability Supports long-term sustainable growth Acquisition of Boston Private 13C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T Financially attractive transaction to capture large growth opportunity Adds immediate scale to private banking and wealth management business Enhances ability to capture~$400B opportunity among current clients Harnesses complementary capabilities to deliver unique insights and solutions Accelerates digital client experience Accretive to TBV per share and earnings Diversifies revenues and enhances profitability Supports long-term sustainable growth Acquisition of Boston Private 13

CONFIDENTIAL DRAFT About SVB Financial Group For more than 35 years, SVB Financial Group (NASDAQ: SIVB) and its subsidiaries have helped innovative companies and their iv nestors move bold ideas forward, fast. SVB Financial Group’s businesses, including Silicon Valley Bank, offer commercial, investment a nd private banking, asset management, private wealth management, brokerage and investment services and funds management services to companies in the technology, life science and healthcare, private equity and venture capital, and premium wine industries. Ha edquartered in Santa Clara, California, SVB Financial Group operates in centers of innovation around the world. Learn more at www. svb.com. SVB Financial Group is the holding company for all business units and groups © 2021 SVB Financial Group. All rights reserved. SVB, SVB FINANCIAL GROUP, SILICON VALLEY BANK, SVB LEERINK, MAKE NEXT HAPPEN NOW and the chevron device are trademarks of SVB Financial Group, used under license. Silicon Valley Bank is a member of the FDIC and the Federal Reserve System. Silicon Valley Bank is the California bank subsidiary of SVB Financial Group. Acquisition of Boston Private 14CONFIDENTIAL DRAFT About SVB Financial Group For more than 35 years, SVB Financial Group (NASDAQ: SIVB) and its subsidiaries have helped innovative companies and their iv nestors move bold ideas forward, fast. SVB Financial Group’s businesses, including Silicon Valley Bank, offer commercial, investment a nd private banking, asset management, private wealth management, brokerage and investment services and funds management services to companies in the technology, life science and healthcare, private equity and venture capital, and premium wine industries. Ha edquartered in Santa Clara, California, SVB Financial Group operates in centers of innovation around the world. Learn more at www. svb.com. SVB Financial Group is the holding company for all business units and groups © 2021 SVB Financial Group. All rights reserved. SVB, SVB FINANCIAL GROUP, SILICON VALLEY BANK, SVB LEERINK, MAKE NEXT HAPPEN NOW and the chevron device are trademarks of SVB Financial Group, used under license. Silicon Valley Bank is a member of the FDIC and the Federal Reserve System. Silicon Valley Bank is the California bank subsidiary of SVB Financial Group. Acquisition of Boston Private 14

C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T www.svb.com @SVB_Financial Silicon Valley Bank @SVBFinancialGroup Acquisition of Boston Private 15C CO ON NF FID IDE EN NTIA TIAL L D DR RA AF FT T www.svb.com @SVB_Financial Silicon Valley Bank @SVBFinancialGroup Acquisition of Boston Private 15